SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) July 9, 1997


                        MEDIMMUNE, INC.
     (Exact name of registrant as specified in its charter)


          Delaware               0-19131         52-1555759

(State or Other Jurisdiction   (Commission    (I.R.S. Employer
      of Incorporation)       File Number)  Identification No.)

  35 West Watkins Mill Road
   Gaithersburg, Maryland                          20878
    (Address of Principal
     Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (301) 417-0770
                            No Change

  (Former name or former address, if changed since last report)


     Item 5.  Other Events

          On July 9, 1997, the Board of Directors of
MedImmune, Inc. (the "Company") declared a dividend distribution of one preferred stock purchase right (a "Right") for each outstanding share of Common Stock, par value $.01 per share (the "Common Stock"), of the Company. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series B Junior Preferred Stock, par value $.01 per share (the "Preferred Stock") at a price of $100 per one one-hundredth of a share ( the "Exercise Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated as of July 9, 1997 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, as Rights Agent ("Rights Agent").

          Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding and no separate Rights Certificate will be distributed. The Rights will separate from the Common Stock and a "Distribution Date" will occur upon the day which is the earlier of (i) the tenth day following a public announcement that a person or group of affiliated or associated persons, with certain exceptions set forth below, has acquired beneficial ownership of 20% or more of any class of the outstanding voting stock of the Company (an "Acquiring Person") and (ii) the tenth business day after the date of the commencement or announcement of a person's or group's intention to commence a tender or exchange offer the consummation of which would result in the ownership of 20% or more of any class of the Company's outstanding voting stock (even if no shares are actually purchased pursuant to such offer), or such later date as may be determined by a majority of the Board of Directors and the Continuing Directors (as defined below).

          An Acquiring Person does not include the Company, any subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any person or group whose ownership of 20% or more of the shares of any class of voting stock of the Company then outstanding results solely from (i) any action or transaction or transactions approved by a majority of the Board of Directors and the Continuing Directors before such person or group became an Acquiring Person or (ii) a reduction in the number of issued and outstanding shares of voting stock of the Company pursuant to a transaction or transactions approved by a majority of the Board of Directors and the Continuing Directors.




                           Page 2
          The term Continuing Directors means any member of the Board of Directors of the Company who was a member of the Board prior to the adoption of the Rights Plan and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but does not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or any representative of the foregoing entities.

          In the event that, without the approval of the Board of Directors (and the Continuing Directors), an Acquiring Person becomes the beneficial owner of 20% or more of the then outstanding shares of Common Stock (unless such acquisition is made pursuant to a tender or exchange offer for all outstanding shares of the Company, at a price determined by a majority of the independent directors of the Company who are not representatives, nominees, Affiliates or Associates of an Acquiring Person to be fair and otherwise in the best interest of the Company and its stockholders), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or to the securities of the Company) having a value equal to two times the Exercise Price. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph (the "Flip-In Event"), all Rights that are or (under certain circumstances specified in the Rights Agreement) were beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the Flip-In Event set for the above until such time as the Rights are no longer redeemable by the Company as set forth below.

          In the event that following the Stock Acquisition Date, without the approval of the Board of Directors (and the Continuing Directors), (i) the Company engages in a merger or business combination transaction in which the Company is not the surviving corporation (other than a merger that follows a tender offer determined to be fair to the stockholders of the Company, as described in the preceding paragraph); (ii) the Company engages in a merger or business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged; or (iii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise of the Right, common stock of the acquiring company having a value equal to two times the Exercise Price.



                           Page 3
          The Exercise Price and the number of Units of Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the Current Market Price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

          The number of outstanding Rights and the number of Units of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

          Fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share) may, at the election of the Company, be evidenced by depositary receipts. The Company may also issue cash in lieu of fractional shares which are not integral multiples of one one-hundredth of a share.

          The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on July 9, 2007, unless earlier redeemed or exchanged by the Company, in each case as described below.

          Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after July 21, 1997 will contain a legend incorporating the Rights Agreement by reference. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate certificates alone will evidence the Rights from and after the Distribution Date.

          The Company may redeem the Right in whole, but not in part, any time on or prior to the close of business on the earlier of (i) the tenth day after the time that a person (or group of affiliated or associated persons) has become an Acquiring Person (or such later date as a majority of the Board of Directors and the Continuing Directors may determine) or (ii) July 9, 2007, at a price of $.01 per
                           Page 4
Right (the "Redemption Price"), with the approval of the Continuing Directors. Immediately upon the effective time of the action of the Board of Directors of the Company authorizing redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          For as long as the Rights are then redeemable, the Company may amend the Rights in any manner, including an amendment to extend the time period in which the Rights may be redeemed. At any time when the Rights are not then redeemable, the Company may amend the Rights in any manner that does not materially adversely affect the interests of holders of the Rights as such. Amendments to the Rights Agreement require the approval of the Continuing Directors.

          The Company may exchange, in whole or in part, the Rights (other than Rights owned by an Acquiring Person) at any time after a person (or group of affiliated or associated persons) becomes an Acquiring Person and prior to the acquisition by any such person or group of 50% or more of any class of outstanding voting stock of the Company, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

          Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

               Item 7.   Financial Statements, Pro Forma
               Financial Information and Exhibits.

     (a)  Not applicable
     (b)  Not applicable
                              (c)  Exhibit 1
                              Rights Agreement, dated as of
                              July 9, 1997, between
                              MedImmune, Inc. and American
                              Stock Transfer & Trust
                              Company, as Rights Agent.  The
                              Rights Agreement includes the
                              Form of Certificate of
                              Designations of Series B
                              junior Preferred Stock as
                              Exhibit A, the Summary of
                              Rights as Exhibit B and the
                              form of Rights Certificate as
                              Exhibit C.





                           Page 5
                         SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             MEDIMMUNE, INC.



Dated:  July 9, 1997 /s/ David M. Mott
                         President and Chief Operating
                         Officer (Principal financial and
                         accounting officer)




































                           Page 6
                                   EXHIBIT INDEX


                                                   Sequentially
Exhibit No.        Description                    Numbered Page
     1        Rights Agreement, dated as of July        8
              9, 1997, between MedImmune, Inc.
              and American Stock Transfer & Trust
              Company, as Rights Agent.  The
              Rights Agreement includes the Form
              of Certificate of Designations of
              Series B Junior Preferred Stock as
              Exhibit A, the Summary of Rights as
              Exhibit B and the form of Rights
              Certificate as Exhibit C.





































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